SUPPLEMENT TO THE
                          LIFE SERIES FUNDS PROSPECTUS
                              dated April 23, 2002
                                 relating to the
                              UTILITIES INCOME FUND


         The Board of Trustees ("Board") of the Life Series Fund recently approved certain changes relating to the Life Series Utilities Income Fund ("Fund"), subject to the approval of shareholders at a meeting that is presently scheduled for October 31, 2002 and the approval of the New York Insurance Department. If such approvals are obtained, (1) the Fund will be renamed the First Investors Life Series Value Fund, (2) the Fund's investment objective will be total return, and (3) the Fund will no longer concentrate its investments in securities of utilities companies. The Fund will invest primarily in income-producing securities of companies in many industries that the Fund's investment adviser believes are undervalued based upon fundamental research. If the necessary approvals are obtained, the changes will become effective on or about December 31, 2002.

This Supplement is dated August 20, 2002.